AB CAP FUND, INC.

-AB FlexFeeTM International Strategic Core Portfolio

-AB FlexFeeTM Emerging Markets Growth Portfolio

AB BOND FUND, INC.

-AB FlexFeeTM International Bond Portfolio

(each of the portfolios listed above is hereinafter referred to as a “Portfolio” or, collectively, the “Portfolios”)

Supplement dated November 6, 2020 to the Prospectuses and Summary Prospectuses for the Portfolios dated April 30, 2020, each offering Advisor Class shares of the applicable Portfolios.

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At meetings held on November 3-5, 2020, the Boards of Directors of AB Cap Fund, Inc. and AB Bond Fund, Inc. approved the liquidation and termination of their respective Portfolios. The Portfolios have suspended sales of their shares to investors who purchase shares directly from the Portfolios pending the completion of the liquidations and the payment of one or more liquidating distributions to each Portfolio’s shareholders. In the case of sales to certain retirement plans and sales made through retail omnibus platforms, however, the Portfolios will continue to offer their shares. The Portfolios expect to make their liquidating distributions on or shortly after December 18, 2020.

Shareholders may redeem shares of the Portfolios, and may exchange shares of the Portfolios for Advisor Class shares of other AB Mutual Funds, until December 16, 2020. Shareholders should be aware that the Portfolios will convert their assets to cash and/or cash equivalents approximately 2-3 weeks before the liquidating distributions are made to shareholders. After a Portfolio converts its assets to cash, the Portfolio will no longer pursue its stated investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

This Supplement should be read in conjunction with the Prospectuses for the Portfolios.

You should retain this Supplement with your Prospectus(es) for future reference.

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